Exhibit 99.1 Innovating GPCR-Targeted Therapies to Reach Large Untapped Market Opportunities JANUARY 2025

2 DISCLAIMER Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as anticipates, believes, expects, intends, “plans,” “potential,” projects,” “would” and future or similar expressions are intended to identify forward-looking statements. Each of these forward-looking statements involves substantial risks and uncertainties that could cause actual results to differ significantly from those expressed or implied by such forward- looking statements. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: the design, objectives, initiation, timing, progress and results of current and future preclinical studies and clinical trials of our product candidates, including the ongoing Phase 1b and Phase 2 clinical trial for TX45, in Group 2 Pulmonary Hypertension; the expected timing of program updates and data disclosures; the timing of filing INDs and other regulatory documents; the timing and likelihood of seeking regulatory approval for our product candidates including TX45; the competitive landscape for our product candidates; and our ability to identify and develop additional product candidates. These forward-looking statements reflect our current beliefs and expectations. Many factors may cause differences between current expectations and actual results, including the early stage of our development efforts; success in preclinical testing and earlier clinical trials does not ensure that later clinical trials will generate the same results or otherwise provide adequate data to demonstrate the efficacy and safety of a product candidates; clinical site activation rates or clinical trial enrollment rates that are lower than expected; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; the impact of macroeconomic conditions, including the conflict in Ukraine and the conflict in the Middle East, heightened inflation and uncertain credit and financial markets, on our business, clinical trials and financial position; and unexpected litigation or other disputes. These and other risks are described more fully in our filings with the Securities and Exchange Commission (“SEC”), including the risks detailed in our Quarterly Report on Form 10-Q filed with the SEC on November 12, 2024, and other documents we subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

3

Tectonic Tx: GPCR-Targeted Therapies for High-Value Opportunities

Clinical-Stage Biotech	**TECX focused on discovery & development of GPCR-target biologics with significant unmet need** • Founded in 2019 by Tim Springer and Andrew Kruse, TECX went public via reverse merger (AVROBIO) in June 2024 with a concurrent private placement of approximately $131 million
Tenured Team	**Executive team with numerous accomplishments, resulting in 20 "first" approvals**
TX45 Lead Pipeline Asset	**Long-acting relaxin in Phase 2, with de-risking Phase 1b topline results expected in Q1'25** • Initial indication targeting Group 2 Pulmonary Hypertension (PH) associated with Heart Failure with Preserved Ejection Fraction (HFpEF), or PH-HFpEF • Positive Phase 1a clinical trial results support best-in-class potential, including favorable safety profile • Potential to target other indications, including other PH groups, heart failure and renal disease
Relaxin Potentially Ideal for PH-HFpEF	**Relaxin physiologic and hemodynamic effects demonstrated in prior clinical studies** • Prior clinical development of relaxin by Novartis adds to clinical rationale for TX45 targeting PH-HFpEF
PH-HFpEF Significant Market Potential	**>1M+ patients in the U.S. with no approved therapy*; high 5-year mortality** • Eli Lilly and Astra Zeneca also pursuing relaxin programs targeting heart failure indications and renal disease
TX2100 Second Pipeline Asset	**Targeting rare bleeding disorder called Hereditary Hemorrhagic Telangiectasia (HHT)** • Significant market potential, no approved therapies for HHT, estimated ~75K patients in the U.S. alone (15-20% severe) • Phase 1 clinical trial initiation expected in Q4'25 / Q1'26
Near-term Catalyst	**TX45 Phase 1b, hemodynamic topline results in PH-HFpEF subjects (Part A) expected in Q1'25** • Topline results from Part B of Phase 1b, hemodynamic trial evaluating PH-HFrEF subjects expected in 2H'25
Well-Capitalized	**~$159 million in cash as of 9/30/24, expected to provide a cash runway into mid-2027**

** Estimates based on company sponsored market analysis conducted by Health Advances*

JANUARY 2025
TECTONIC Therapeutic

4

This Accomplished Team Has Delivered for Patients and Investors



Alise Reicin, M.D.
CEO, Director

Celgene · MERCK · Harvard · Columbia University · KEYTRUDA (pembrolizumab) injection 100 mg



Daniel Lochner
CFO

VIATRIS · Goldman Sachs · Oyster Point · Columbia University



Peter McNamara, Ph.D.
CSO

NOVARTIS · GNF · Penn · BRAFTOVI (encorafenib) 75 mg capsules



Anthony Muslin, M.D.
CDO

NOVARTIS · SANOFI · Harvard · Washington University in St. Louis School of Medicine · Entresto (sacubitril/valsartan) tablets



Marcella Ruddy, M.D.
CMO

REGENERON · MERCK · Washington University in St. Louis School of Medicine · Harvard · DUPIXENT (dupilumab) injection



Marc Schwabish, Ph.D.
CBO

Fusion · Bayer · Eisai · Leerink Swann · RBS · Harvard



Timothy Springer, Ph.D.
Co-Founder

FOUNDED MULTIPLE SUCCESSFUL COMPANIES

LeukoSite · moderna · MORPHIC THERAPEUTIC · SEISMIC THERAPEUTIC · Scholar Rock

2022 Lasker Award



Andrew Kruse, Ph.D.
Co-Founder

GPCR EXPERT, FORBES "30 under 30"

HARVARD MEDICAL SCHOOL · SEISMIC THERAPEUTIC

Multiple Awards and Fellowships
(Biomedical Research, NIH, Amgen, Sloan Research)

JANUARY 2025
TECTONIC Therapeutic

5

Biologics Offer Advantages Over Small Molecules in Targeting GPCRs, Hold Potential to Transform Therapeutic Landscape

Of the approved drugs that target GPCRs only three are antibodies

>470
approved drugs
(~33% of all)

>$180B
In annual sales

Predominantly small molecules

Address broad range of therapeutic areas


~12%
approved drugs target 100 GPCRs
>18%*
remain unexploited
Non-Sensory Orphan GPCRs (~20%)
800+
GPCRs
Sensory GPCRs (~50%)

- When difficult to target with small molecule, biologic captures complexity of ligand/receptor engagement
- Biologic minimizes off-target binding to improve safety/tolerability
- Engineer biologic to target or exclude tissue or compartment
- Bispecific approach enables dual target engagement when multi-modal action is required

(*) Hauser, A.S. et al., Cell. 2018 Jan 11; 172(1-2): 41–54.e19.
** 18% = 100% - 12% (approved drug targets) – 50% (sensory) – 20% (non-sensory, orphan)*

JANUARY 2025
TECTONIC Therapeutic

6

Our Unique Pipeline Opportunities are Enabled by Biologic Targeting of GPCRs



Long-Acting Relaxin to Target RXFP1[1]

Group 2 Pulmonary Hypertension (PH) due to HFpEF in Phase 2
Positive Phase 1a clinical data

Potential Best-in-Class Profile



GPCR Antagonist[2] (anti-angiogenic)

Hereditary Hemorrhagic Telangiectasia (HHT)
Target pathway linked to disease pathway

Potential First-in-Class



GPCR Modulator[2] (anti-fibrotic)

Fibrosis
Supporting clinical data for one component of bispecific

Bispecific Approach

Scale of proof-of-concept studies: ~50-200 subjects per indication; 3-6 months treatment endpoints

1. Fc-Fusion protein – lead molecule in-licensed from Harvard U., optimized using GEODe platform
2. GPCR targeted therapeutics discovered internally using GEODe platform

JANUARY 2025

TECTONiC Therapeutic

7

Unique Pipeline of GPCR-Targeted Biologics Underpinned By TX45 Targeting PH-HFpEF with P1b Results Expected Q1'25

PROGRAM / INDICATION	DISCOVERY	IND ENABLING	PHASE 1	PHASE 2	ANTICIPATED MILESTONES
GROUP 2 PH-HFpEF Potential Best-in-Class RXFP1 Agonist[1]				TX45	• Phase 1b hemodynamic PH-HFpEF results expected in Q1'25, with PH-HFrEF results expected in 2H'25 • Phase 2 results expected in 2026
HEREDITARY HEMORRHAGIC TELANGIECTASIA (HHT) Potential First-in-Class & Indication GPCR Antagonist[2] (anti-angiogenic)		TX2100			• Phase 1 trial initiation expected in Q4'25 / Q1'26 • Phase 2 trial planned late Q4'26 / early Q1'27
FIBROSIS Bispecific Approach GPCR Modulator[2] (anti-fibrotic)					• Bispecific / anti-fibrotic and other GPCR modulators ongoing
GPCR MODULATORS					

1. *Fusion protein – lead molecule in-licensed from Harvard U., optimized using GEODe platform*
2. *GPCR-targeted biologics discovered internally using GEODe platform*

JANUARY 2025
TECTONiC Therapeutic

8 TX45: Long-acting relaxin to address large, unmet need in Group 2 PH RXFP1 agonist with differentiated profile

TX45 9

TX45: Potential Best-in-class Treatment for Group 2 PH-HFpEF

Relaxin with optimized PK	• Protein engineering has extended pharmacologic half-life to support monthly dosing • Rigorous Phase 1 PK/PD model enabled robust Phase 2 dose selection
High unmet need	• Group 2 PH-HFpEF* has no approved therapy • >1M+ patients in US** and high 5-year mortality
Mechanism appears ideal to address disease pathology	• Pulmonary and systemic vasodilator; improves cardiac relaxation during diastole • Reversal of fibrosis in pulmonary vasculature and heart • Anti-inflammatory
Supporting clinical and pre-clinical data	• Serelaxin demonstrated clinical and hemodynamic benefits in acute heart failure • Clear benefit observed with TX45 in rodent PH and congestive heart failure models
Streamlined and differentiated clinical strategy	• Enrichment strategy for CpcPH patients where there is the greatest unmet need • No outcome study needed • Enables potential early launch relative to broad heart failure indication
Potential to expand market	• Other PH Groups, heart failure, renal disease

** Heart Failure with preserved Ejection Fraction, ** US prevalence numbers for Class 2 and 3, estimates based on company sponsored market analysis conducted by Health Advances*

TECTONiC Therapeutic

TX45 10

Significant Pharma Interest in Relaxin

Tectonic has potential best-in-class molecule

Company	Format	Formulation	Half Life in NHV	Dosing*	Patient Population	Phase 2 Endpoints
TECTONIC Therapeutic	Fc-Fusion (TX45)	Sub Q	14-20 days	Q4 Weeks	Group 2 PH / HFpEF (enriched for CpcPH)	Change in pulmonary vascular resistance (PVR)
AstraZeneca	Fc-Fusion (AZD3427)	Sub Q	7-9 days**	Q2 Weeks*	Group 2 PH / HFpEF *and* HFrEF	Change in pulmonary vascular resistance (PVR)
AstraZeneca	Small Molecule (AZD5462)	PO	3-6 hours	QD*	CHF	Change in echocardiography parameters
Lilly	h-Albumin-mAb-Fusion (LY3540378)	Sub Q *Injection site reactions*	8-10 days	Q Weekly*	HFpEF	Change in left atrial reservoir strain (LARS)

** Expected dosing frequency. AZN and LLY based on dosing frequency in Phase 2 studies listed in clinical trials database*
*** Half life of 13-14 days reported in patients with CHF based on sparse PK profiling*

JANUARY 2025 TECTONIC Therapeutic

TX45 11

Hemodynamic and Anti-fibrotic Properties of Relaxin Demonstrated by its Role in Pregnancy

Pharmacology

AGONIST
Natural Ligand of RXFP1 Receptor

No RXFP1 internalization from relaxin agonism → no desensitization with chronic therapy

Relaxin upregulated in pregnancy


Relaxin-2
RXFP1 active state

Facilitates Gestation

PULMONARY AND SYSTEMIC VASODILATOR
Increases cardiac output to accommodate the increased demand from developing fetus

ANTIFIBROTIC
Prepares musculoskeletal tissues for pregnancy and childbirth



JANUARY 2025 TECTONIC Therapeutic

TX45 12

The First Recombinant Relaxin (Serelaxin) Demonstrated Safety and Benefit in Acute Heart Failure (AHF) in Trials of >11,000 Patients

Background

- Program sponsored by Novartis
- Serelaxin half life <9 hours, a major hurdle for development for chronic disease
- 2–day continuous IV dosing in patients with acute heart failure

Results and Insights

- Serelaxin demonstrated safety in greater than 6,000 patients
- Meta-analysis showed significant benefit
- Development halted after pivotal study, AHF-2, failed to achieve co-primary endpoints
  - Trial design and operational challenges may have contributed to failure
  - More recently, Biomarker sub-study (N=1020) accepted Nov. 12, 2024 showed 45% improvement in 5-day worsening heart failure (p= 0.025) and biomarker changes, including reduction in NT-proBNP and Troponin replicated prior studies[1]
- RXFP1 agonism is beneficial in cardiovascular disease
- A long-acting relaxin in the ideal indication could benefit patients

META ANALYSIS: Serelaxin was Efficacious in AHF

Study (WHF Day 5)	Relative Risk [95% CI]	N (Drug)	N (PBO)
Meta Analysis	**0.77 [0.67 – 0.89] p = 0.0002**	**6,090***	**5,239**
Pre-RELAX AHF	0.56 [0.22 – 1.45]	42	61
RELAX-AHF	0.54 [0.37 – 0.78]	581	580
RELAX-AHF-2*	0.90 [0.76 – 1.07]	3,274	3,271
RELAX-AHF-EU	0.71 [0.52 – 0.98]	1,756	894
RELAX-AHF-ASIA	0.42 [0.21 – 0.84]	437	433

1. A.A. Voors et al., European Journal of Heart Failure 2024

* Teerlink J.R. et al. Eur. J. Heart Fail. 2019; 22: 315-329; patients from RELAX-AHF-JP (N=30 total) not listed in table

JANUARY 2025 TECTONIC Therapeutic

TX45 13

TX45 is Engineered to Solve a Critical PK Problem Observed With Other Relaxin Molecules

Relaxin has **very short *in vivo* half-life**
Fc-fusion needed to improve PK

Half-life extended relaxins have steep decline in exposure after dosing (>90%) because of glycocalyx binding due to high pI[1]

Engineering TX45 to **reduce net positive charge (and lower pI) prevents rapid clearance**

TX45 Exhibits Superior Profile vs. Parent Compound and Comparator Molecules [2,3]

Preclinical Rat Pharmacokinetic Data


Concentration ng/mL
100000
10000
1000
0
20
40
60
80
100
Time (hr)
pI <9, TX-45
pI >9, Comparator
pI >9, TX early

1. Isoelectric Point
2. High pI Fc-relaxin fusion protein described in literature
3. Source: Tectonic internal data

JANUARY 2025
TECTONIC Therapeutic

TX45 14

TX45 Initial Indication: Group 2 Pulmonary Hypertension (PH)

Pulmonary hypertension consists of 5 distinct diseases, or groups

Group 1 PAH	• Idiopathic, hereditary or drug-induced • Connective tissue disease-associated • Congenital heart disease-associated
Group 2 PH	• **Due to left heart failure (HFpEF, HFrEF*) or valvular heart disease** • **CAD, HTN, T2DM**, high cholesterol are risk factors** • **Two Subtypes: CpcPH & IpcPH**
Group 3	• Due to lung disease or hypoxia • May be due to COPD, interstitial lung disease (i.e., IPF) or obstructive sleep apnea
Group 4 CTEPH	• Chronic thrombo-embolic pulmonary hypertension – i.e., as a consequence of blood clots
Group 5 Misc.	• Miscellaneous group including sickle cell, polycythemia vera, and sarcoidosis

Group 2 PH is chronic, progressive and the largest category of Pulmonary Hypertension

- Elevated blood pressure in the pulmonary arteries
- Chronically elevated pulmonary arterial pressures taxes the right side of the heart
- Pulmonary artery narrowing and muscularization
- Over time, the disease can lead to right heart failure and death
- No approved therapies

** Heart Failure with reduced Ejection Fraction*
*** CAD: Coronary Artery Disease, HTN: Hypertension, T2DM: Type 2 Diabetes Mellitus*

JANUARY 2025 TECTONIC Therapeutic

TX45 15

Initial Focus on Group 2 PH due to Heart Failure With Preserved EF (HFpEF), Enriched for CpcPH Patients

Clinical program designed to enable evaluation of efficacy in overall population and CpcPH


HFpEF
(~4M)[1]
Group 2 PH
(~1.4M)[1]
IpcPH
(~1M)
CpcPH[2]
(~400K)

IpcPH (**I**solated, **p**ost **c**apillary **PH**)

Increased Left Ventricle Filling Pressures
↓
Increased Pulmonary Venous Pressures
↓
Passive Pressure Backflow
↓
Pulmonary Hypertension


Heart
Normal
HFpEF

CpcPH (**C**ombined, **p**re- and post **c**apillary **PH**)

Chronic PH and/or Other Drivers
↓
Permanent Vascular Changes, e.g. Pulmonary Artery Remodeling
↓
Increased Vascular Resistance
↓
Right Heart Failure


Pulmonary Vasculature
Normal
PAH-like

1. US prevalence numbers for Class 2 and 3, estimates based on company sponsored market analysis conducted by Health Advances
2. Assumes diagnosis based on pulmonary vascular resistance (PVR) of > or equal to 3 wood units

JANUARY 2025
TECTONIC Therapeutic

16 TX45 Group 2 PH vs. PAH (Group 1) Significant opportunity for a first-in-indication therapy Highly motivated physicians and patients No Therapeutic Options 4 US Prevalence >> PAH 5-Year Survival ≤ PAH For Group 2 PH 1 ~1,400,000 Group 2 PH PAH ~ 50% 50% No approved Multiple drugs/ IpcPH therapies mechanisms (~1M) approved … 23% Limited pipeline ET1R antagonists PDE5 inhibitors PAH Drugs have GC stimulators CpcPH not demonstrated Prostaglandins (~400K) 2 convincing ACTRII-Trap >25,000 efficacy in Group 2 PH with cpcPH IpcPH PAH Group 2 PH PAH the exception of PDE5i in CpcPH Multi-$ Billion Market >$4 Billion Market in Group 2 PH 3 Opportunity US Today 1. US prevalence numbers for Class 2 and 3, estimates based on company sponsored market analysis conducted by Health Advances 2. www.pahinitiative.com 3. GlobalData 4. Caravita S. et al. https://doi.org/10.1371/journal.pone.0199164; Gall H. et al The Journal of Heart and Lung Transplantation, Vol 36, No 9, September 2017; estimates from synthesis of different studies JANU AR Y 2025

TX45 17

Relaxin Agonism of RXFP1 Elicits Changes in Multiple Organs and Organ Systems Important in PH-HFpEF


Relaxin agonist
RXFP1





↑ Vasodilation Pulmonary & Systemic ↑ NO ↓ Endothelin-1	↓ RV / LV* Afterload
↑ LV Relaxation ↑ SERCA2 function	Improved LV Diastolic Function
↓ Fibrosis Anti-Inflammatory ↑ MMPs ↓ TGFβ	RV / LV and Pulmonary Artery Reverse Remodeling
↑ Renal Blood Flow	↑ Na^+ Excretion ↓ RV / LV Preload

* *RV: right ventricle; LV: left ventricle*

JANUARY 2025
TECTONIC Therapeutic

TX45 18

Relaxation and Anti-Fibrotic Effects of Relaxin Have Potential for Disease Modification in PH-HFpEF

- Heart and vascular dysfunction contribute to disease pathology
- Renal dysfunction also present in many of these patients

CHARACTERISTICS OF PH-HFpEF	ANTICIPATED RELAXIN EFFECTS
Pulmonary artery narrowing, thickening, stiffening, fibrotic remodeling	**Pulmonary Vasodilation** **Anti-inflammatory, anti-fibrotic**
Thickening and stiffening of Left Ventricle	**Peripheral vasodilation, improved cardiac relaxation, left ventricular remodeling**
Compromised kidney function	**Improvement in kidney function, natriuresis**

Combined decrease in pulmonary pressure and increased cardiac function are expected to be needed for efficacy in PH-HFpEF

JANUARY 2025 TECTONIC Therapeutic

TX45 19

In Acute Heart Failure (AHF), Serelaxin Improves LV Function (Lowering PCWP), and Lowers Pulmonary Pressures and Resistance (mPAP, PVR)[1]

Furosemide given 4h prior to serelaxin infusion, and 8h after initiation of serelaxin

PCWP
Lung capillary pressure – measure of left atrial pressure


PCWP (mmHg)
28
27
26
25
24
23
22
21
20
0
0.5
2
4
6
8
20
21
22
24
Hours post dose

mPAP
Pulmonary (lung) artery pressure


mPAP (mmHg)
41
40
39
38
37
36
35
34
33
32
31
30
0
0.5
2
4
6
8
20
21
22
24
Hours post dose

PVR
Blood flow resistance in pulmonary arteries


PVR (dyn*s/cm5)
320
300
280
260
240
220
200
180
160
140
0
0.5
2
4
6
8
20
21
22
24
Hours post dose

Treatment group —o— Serelaxin ···☆··· Placebo

In a similar study in patients with chronic heart failure, **a reduction in PCWP and an increase in cardiac output** was demonstrated[2]

1. Ponikowski P. et al. Eur. Heart J. 2014
2. Dschietzig T. et. Al. Ann NY Acad Sci 2009

JANUARY 2025

TX45 20

TX45 Development Program Overview

	2024	2025	2026
Phase 1a Safety, tolerability, PK/PD	Healthy Volunteers	**Toplined Sept '24** Safety, PK, PD (Renal Blood Flow)	
Phase 1b RHC study to establish hemodynamic proof of concept *- Part A (PH-HFpEF); Part B (PH-HFrEF)*	Group 2 PH with HFpEF Group 2 PH with HFrEF		
Phase 2 Randomized, 6-month study	Group 2 PH with HFpEF (enriched for CpcPH)		

Development Plan Reviewed with FDA via Pre IND

RHC: *Right Heart Catheter*
mPAP: *Mean Pulmonary Arterial Pressure*
PVR: *Pulmonary Vascular Resistance*
CO: *Cardiac Output*
6MTD: *6-Minute Walk Distance*

JANUARY 2025 TECTONIC Therapeutic

21 TX45 Phase 1a Clinical Study Complete Positive results support on-going development Robust Design of TX45 SAD Study Benefits of the Study Design • Exposure-response model developed with over 200 data points • Overcomes impact of outlier values on mean values based on 6 patients per dose cohort • Enables more robust dataset with which to choose doses for Phase 2 JANU AR Y 2025

22 TX45 TX45 Shows Favorable Safety Profile • No discontinuations or treatment-related SAEs • No observed injection site reactions, immunogenicity, or detection of anti-drug antibodies • Most common AE was transient orthostatic tachycardia (increases in heart rate with standing) ‒ Placebo: 17% vs TX45: 23% ‒ Not associated with drops in blood pressure • No clinically meaningful changes in vital signs or labs JANU AR Y 2025

TX45 23

TX45 Single Dose Demonstrates Extended Half-Life in Subjects

TX45 Pharmacokinetics (PK) Profile

- Potential best-in-class terminal elimination half life of 14-20 days
- PK was dose proportional with subcutaneous bioavailability of ~50%
- Modeled accumulation at steady state after multiple doses is predicted to be 1.5X for 300 mg SC every 4 weeks (Q4W) and 2X for 300 mg SC every 2 weeks (Q2W)



Single Dose TX45 Pharmacokinetics
TX45 (µg/mL)
100
10
1
0.1
0
7
14
21
28
35
42
49
56
Days Post Dose
0.3 mg/kg IV
1 mg/kg IV
3 mg/kg IV
150 mg SC (C)
300 mg SC
600 mg SC

JANUARY 2025
TECTONIC Therapeutic

TX45 24

Preclinical PK/PD from Acute Renal Blood Flow (RBF) Model Informs Target Plasma Concentration Levels at Trough for Maximum Therapeutic Effect

RBF Model

- Used to assess pharmacodynamic response to TX45 administration based on acute vasodilatory effects of relaxin, as measured by increased rat renal blood flow (RBF)

MCT Model

- Used to assess the therapeutic anti-inflammatory/anti-proliferative efficacy of TX45 in a rat model of pulmonary hypertension

- The trough levels required for maximal efficacy in the MCT model fall provide ~ EC_{70} response in the RBF model and predict a trough exposure of 2 ug/ml in humans *


EC_{70}-EC_{80} range
60
40
20
0
% RABF
10
100
1000
10000
100000
1000000
PK (ng/mL)
Trough levels from exposures that provide maximum efficacy in MCT model

* *The exposure necessary for human EC70 is predicted to be 2ug i.e. 3-fold lower than in rats given the 3x greater potency of TX45 on human RXFP1 compared to rat RXFP1*

JANUARY 2025
TECTONiC Therapeutic

TX45 25

Robust Human-Exposure Model Allows for Phase 2 Dose Selection

Phase 1a Renal Plasma Flow (RPF)

- Mean dose cohort effects (n=6 per cohort) demonstrated increased renal plasma flow of up to 42%
- Incorporation of all exposure-response data across all doses and time points post dose resulted in a modeled Emax = 33% (SE 3.3%, p-value < 0.0001)

Phase 2 Dose Selection

- 300 mg SC monthly: Steady state trough of 2.6 ug/ml (EC80) slightly higher than preclinical predicted exposures associated with maximal efficacy
  - Preclinical studies predicted 2 ug/ml at trough would result in maximal efficacy
- 300 mg SC every 2 weeks: Steady state trough of 8.7 ug/ml (>EC90), to evaluate whether increased exposure translates to greater efficacy

TX45-RPF E_{max} model


300mg Q4W: Exposure at steady state trough =EC80
300mg Q2W: Exposure at Steady state trough >EC90
E_{max}= 33 % (SE 3.3%), p<0.0001
Renal plasma flow percent change from baseline
120
80
40
0
0
10
20
30
TX45 concentration (ug/mL)
Treatment
Placebo
150 mg SC
300 mg SC
600 mg SC
0.3 mg/kg IV
1 mg/kg IV
3 mg/kg IV

JANUARY 2025
TECTONIC Therapeutic

TX45 26

TX45 Development Program Overview

Planned readouts in 2025 and 2026

	2024	2025	2026
Phase 1a Safety, tolerability, PK/PD	Healthy Volunteers		
Phase 1b RHC study to establish hemodynamic proof of concept *- Includes Part A (PH-HFpEF) & Part B (PH-HFrEF)*	Group 2 PH with HFpEF	**Expected Q1'25 (Part A)** PCWP, PVR in CpcPH, exploring TPR + additional HD endpoints	
		Group 2 PH with HFrEF	**Expected 2H'25 (Part B)**
Phase 2 Randomized, 6-month study		Group 2 PH with HFpEF (enriched for CpcPH)	**Expected 2026** PVR, PCWP, 6MWD

Development Plan Reviewed with FDA via Pre IND

RHC: *Right Heart Catheter*
mPAP: *Mean Pulmonary Arterial Pressure*
PVR: *Pulmonary Vascular Resistance*
CO: *Cardiac Output*
6MTD: *6-Minute Walk Distance*

JANUARY 2025
TECTONiC Therapeutic

TX45 27

TX45 Phase 1b Trial Design (Part A)

Open label single dose safety and hemodynamics trial in PH-HFpEF

Study Goals:

- Establish single dose safety in patients
- Demonstrate relevant acute hemodynamic changes consistent with improvement in **both** LV function as well as pulmonary vascular dysfunction

- **Primary Endpoint:** Safety and Tolerability
- **Key Secondary Endpoints:** PCWP in all patient and PVR in CpcPH subgroup


TX45 IV Ascending Dose
RHC Baseline Hemodynamics Day 1
Cohort A 0.3 mg/kg
Cohort B 1 mg/kg
Cohort C 3 mg/kg
Monitor Hemodynamics 8h Day 1
Follow up visits Days 2, 15, 29

▶ **New Part B added, evaluating <u>PH-HFrEF</u> subjects, initiating in Q1'25 (3mg/kg dose); data expected 2H'25**

JANUARY 2025 TECTONIC Therapeutic

TX45 28

Positive TX45 Phase 1b Trial Expected to Improve Probability of Success of TX45 in Later Stage Development

GOAL: Treatment for PH-HFpEF needs to *both* increase LV function and improve pulmonary vascular component of the disease

- **Decrease (~15-20%) in pulmonary capillary wedge pressure (PCWP) in overall patient population**
  - PCWP provides insight into left ventricular function and correlates with exercise capacity in HFpEF and HFrEF[1]
- **Decrease (~15-20%) in pulmonary vascular resistance (PVR) in patients with CpcPH**
  - PVR is normal in IpcPH, so a floor effect is likely in this subgroup
  - In PAH, a lowering of PVR is associated with improvement in 6MWD[2]
- **Reduction in total pulmonary resistance (TPR) in overall patient population**

1. *Wolsk E et al. Eur. J. Heart Fail. 2018*
2. *www.accessdata.fda.gov/drugsatfda_docs/nda/2017/209279Orig1s000MedR.pdf*

JANUARY 2025 TECTONIC Therapeutic

29 TX45 APEX Phase 2 Efficacy Trial Design for TX45 Clinical trial in subjects with PH-HFpEF enriched for subjects with CpcPH subgroup • Global multicenter, double-blind, randomized, placebo-controlled proof-of-concept clinical trial to evaluate the efficacy of TX45 Double-blind Sub Q 24 Week Treatment Period TX45 300mg Q2W (n=60) End of Study End Treatment Randomization RHC Baseline TX45 300mg Q4W (n=60) Week 30 Hemodynamics Hemodynamics Day 1 Week 24 Day -21 to -7 Placebo (n=60) • Primary Endpoint: Change from baseline in PVR • Secondary Endpoints: Change from baseline in PCWP, 6MWD, KCCQ* * Kansas City cardiomyopathy questionnaire JANU AR Y 2025

30 HHT program Potential first-in-class and indication nd opportunity for 2 most common genetic bleeding disorder

HHT 31

Hereditary Hemorrhagic Telangiectasia (HHT)

Autosomal dominant disease that causes abnormal blood vessel formation

- Rare, autosomal dominant disease: ~ 75,000 patients in US
  - Mutations in the BMP9/10 pathway
- High degree of phenotypic variability (15-20% severe)
- Increased mortality risk

No currently approved therapies for HHT

AVMs

Telangiectasias


Nosebleeds


Telangiectasias


Lung


Liver


GI tract


Brain

FREQUENCY OF ABNORMAL HHT VESSELS

>95% Nose (epistaxis)
>90% Skin (telangiectasia)
50% Lungs (pulmonary AVMs*)
50% Liver (hepatic AVMs)
20% Gastrointestinal tract
10% Brain (cerebral AVMs)

INCREASED FREQUENCY OF THE FOLLOWING

- Iron and transfusion dependent anemia (10-30% of patients)
- High output CHF 2nd to Liver AVM → liver transplant
- Stroke
- Brain abscesses and other deep tissue abscesses
- Venous thromboembolism (VTE)
- Pulmonary Hypertension
- Migraines

*AVM= arterial venous malformation

JANUARY 2025 TECTONIC Therapeutic

HHT 32

Anti-VEGF: Mouse HHT Model Predictive of Efficacy in Patients

Anti-VEGF mAb suppresses AVM formation, visceral hemorrhage in HHT model

ALK-1 Conditional Knock-Out
Wound-induced vascular response


Decreases
Vessel Growth
Vessel Area/Total Area (%)
40
35
30
25
20
15
10
5
0
34.6
p<0.005
21.2
Saline
(n=5)
G6.31
(n=5)
Anti-VEGF ab
Improves
Hemoglobin Levels
p<0.01
Hemoglobin (g/dl)
20
15
10
5
0
8.6 g/dl
13.8 g/dl
Saline
(n=12)
G6.31
(n=12)
Anti-VEGF ab

Angiogenesis. 2014 Oct; 17(4): 823–830

Anti-VEGF therapy reduces epistaxis severity, improves hem. Parameters in patients


A
Hemoglobin (g/dL)
Baseline
N=185
3
N=174
6
N=160
9
N=141
12
N=133
Months on Bevacizumab
B
Epistaxis Severity Score
Baseline
N=146
3
N=132
6
N=119
9
N=90
12
N=91
Months on Bevacizumab

- No rigorous clinical studies ever conducted – only evidence is from IITs
  - Patent expiration on anti-VEGF mab lowered incentive to investment in label expansion
  - Dose and Dosing interval not well explored
- Treating physicians concerned about side effects

Haematologica. 2021 Aug 1; 106(8): 2161–2169

JANUARY 2025 TECTONIC Therapeutic

33 HHT A GPCR3 Antagonist Significantly Reduces AVM Formation and Bleeding in Animal Model of HHT Effects of anti-GPCR3 antagonist mAb in mouse HHT model generated by immuno-blocking 1,2 of BMP9 and BMP10 Hemoglobin Levels AVM Formation Retinal Bleeding n=14 1. Ruiz, S. et. al., Scientific Reports, 2016; 6:37366, doi: 10.1038/srep37366 2. Ruiz, S. et. al., J. Clin. Invest., 2020; 130(2):942–957, doi.org/10.1172/JCI127425 Angiogenesis. 2014 Oct; 17(4): 823–830 Haematologica. 2021 Aug 1; 106(8): 2161–2169 JANU AR Y 2025

34 HHT Projected HHT Development Program Overview 2024 2025 2026 2027 Finalize IND Enabling DC selected Development Studies and CMC November ’24 Candidate (DC) Safety and Tolerability Phase 1a PHASE 1a Initiation Planned Q4’25/Q1’26 Randomized 3-Month Study Patients Hematocrit, Epistaxis Score PHASE 2 with HHT Blood Transfusions Planned late 2026/early 2027 JANU AR Y 2025

35 Platform Proprietary, validated platform enables reproducible discovery and optimization of GPCR targeted biologics

36 GEODe Solving Key Challenges in GPCR Targeted Biologics Discovery GEODe Platform Features Challenges Designed for Success RETAIN 1. endogenous GPCR structure to enable Receptor Engineering, and Purification Technology screening against relevant form of receptor Delivers abundant receptor reagent in native conformation PURIFY target in sufficient quantities to power 2. screening campaign In-vitro Yeast Display Antibody Discovery Optimized high-diversity Fab and VHH libraries INDUCE Selection protocols optimized for membrane embedded GPCRs immune response to human GPCR in animals if immunization strategy is pursued 3. STABILIZE Protein Engineering receptor in active conformation to enable Optimize protein pharmacology Engineer antigen formats to enable screening for agonists or agonist discovery antagonists as needed JANU AR Y 2025

37 Tectonic Tx: Positioned to Deliver on Value-Creating Milestones Two pipeline candidates addressing untapped markets with significant market potential • Lead candidate, TX45, long-acting relaxin in Phase 2, with de-risking Phase 1b trial results expected in Q1’25 • TX45 has best-in-class potential for >1M+ patients with Group 2 Pulmonary Hypertension with HFpEF; potential to expand to other indications in heart failure and renal disease • Second pipeline candidate for HHT, a rare bleeding disorder with no approved therapy Steady cadence of inflection points for 2025 and 2026 • Q1’25: TX45 Phase 1b, hemodynamic topline results in PH-HFpEF subjects (Part A) • 2H’25: TX45 Phase 1b, hemodynamic topline results in PH-HFrEF subjects (Part B) • 2026: TX45 Phase 2 topline trial results; HHT Phase 2 initiation late Q4’26 / early Q1’27 Proven leadership team well-positioned to execute with strong balance sheet • Executive team with proven track record • ~$159 million in cash as of 9/30/24, expected to provide a cash runway into mid-2027 JANU AR Y 2025

38 Thank You info@tectonictx.com www.tectonictx.com LinkedIn: TectonicTx

TX45 39

Results of Serelaxin Pre-specified Substudy of RELAX-AHF-2 Demonstrated Multi-Organ Protection

Background

- In RELAX-AHF-2, no benefit shown on 5-day heart failure worsening or 180d mortality with 48h IV serelaxin treatment
- Recent prospective, pre-specified substudy of RELAX-AHF-2 of 1,020 patients (503 randomly assigned to placebo, 517 to serelaxin) assessed changes in biomarkers of cardiac, renal and hepatic damage

Results

- Serelaxin treatment led to significant Improvement in cardiac and renal injury biomarkers, including NT-proBNP, Troponin T, cystatin C, creatinine and uric acid
- In this sub-group, serelaxin treatment associated with 45% reduction in 5d heart failure worsening (p = 0.025), but no change in 180d mortality
- Improvement in biomarkers correlated with 180d survival


Worsening heart failure
Treatment effect patients included in substudy: p = 0.025
Treatment effect patients not included in substudy: p = 0.64
Cumulative probability
0.100
0.075
0.050
0.025
0.000
0
1
2
3
4
5
Days since randomization
Treatment
Placebo
Serelaxin
Substudy
No
Yes

Eur J Heart Fail. 2024 Dec 12. doi: 10.1002/ejhf.3551.

JANUARY 2025
TECTONiC Therapeutic